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                   NEUBERGER & BERMAN GUARDIAN TRUST AND PORTFOLIO

                         STATEMENT OF ADDITIONAL INFORMATION

                               DATED DECEMBER 15, 1995

                                 No-Load Mutual Fund
                 605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                                Toll-Free 800-877-9700

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                      Neuberger &  Berman GUARDIAN Trust  ("Fund"), a series  of
     Neuberger & Berman Equity Trust ("Trust"), is a no-load mutual fund that offers shares pursuant to a Prospectus dated December 15, 1995. The Fund invests all of its net investable assets in Neuberger & Berman GUARDIAN Portfolio ("Portfolio").

                      AN INVESTOR CAN BUY, OWN, AND SELL FUND SHARES ONLY THROUGH AN ACCOUNT WITH A PENSION PLAN ADMINISTRATOR, BROKER-DEALER, OR OTHER INSTITUTION (EACH AN "INSTITUTION") THAT PROVIDES ACCOUNTING, RECORDKEEPING, AND OTHER SERVICES TO INVESTORS AND THAT HAS AN ADMINISTRATIVE SERVICES AGREEMENT WITH NEUBERGER & BERMAN MANAGEMENT INCORPORATED ("N&B MANAGEMENT").

                      The Fund's Prospectus provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from Neuberger & Berman Management Incorporated, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

                      This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

                      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                                INVESTMENT INFORMATION

                      The Fund is a separate series of the Trust, a Delaware business trust that is registered with the Securities and Exchange
     Commission ("SEC") as an open-end management investment company. The Fund seeks its investment objective by investing all of its net investable assets in the Portfolio, a series of Equity Managers Trust ("Managers Trust") that has an investment objective identical to, and a name similar
     to, that of the Fund.   The Portfolio, in turn, invests in accordance  with
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     an investment objective, policies,  and limitations  identical to those  of the Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by N&B Management, are together referred to below as the "Trusts.")

                      The following  information supplements  the discussion  in the Prospectus of the investment objective, policies, and limitations of the Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund and
     Portfolio are not fundamental. Although any investment policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval, the Fund intends to notify its shareholders before changing its investment objective or implementing any material change in any non-fundamental policy or limitation. The fundamental investment policies and limitations of the Fund or the Portfolio may not be changed  without the  approval of  the lesser  of (1) 67%  of the  total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. This vote is required by the Investment Company Act of 1940 ("1940 Act") and is referred to in this SAI as a "1940 Act majority vote." Whenever the Fund is called upon to vote on a change in the fundamental investment policy or limitation of the Portfolio, the Fund casts its votes thereon in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

     Investment Policies and Limitations
     -----------------------------------
                      The Fund has the following fundamental investment policy, to enable it to invest in the Portfolio:

              Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substan-tially the same investment objective, policies, and limitations as the Fund.

                      All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of the Fund and the Portfolio are identical. Therefore, although the following dis-cusses the investment policies and limitations of the Portfolio, it applies equally to the Fund.

                      Except for the limitation on borrowing and the limitation on ownership of portfolio securities by officers and trustees, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Portfolio.


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                      The   Portfolio's  fundamental   investment  policies  and
     limitations are as follows:

                      1. Borrowing. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and
     (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

                      2. Commodities. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

                      3. Diversification. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result,
     (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

                      4. Industry Concentration. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                      5. Lending. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

                      6. Real Estate. The Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

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                      7.       Senior Securities.   The Portfolio  may not issue
     senior securities, except as permitted under the 1940 Act.

                      8. Underwriting. The Portfolio may not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

                      The following non-fundamental investment policies and limitations apply to the Portfolio:

                      1. Borrowing. The Portfolio may not purchase secu-rities if outstanding borrowings, including any reverse repurchase agree-ments, exceed 5% of its total assets.

                      2.       Lending.    Except  for  the  purchase   of  debt
     securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

                      3. Investments in Other Investment Companies. The Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

                      4. Margin Transactions. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

                      5. Short Sales. The Portfolio may not sell securities short unless it owns, or has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold. Transactions in forward contracts, futures contracts and options shall not constitute selling securities short.

                      6. Ownership of Portfolio Securities by Officers and Trustees. The Portfolio may not purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

                      7. Unseasoned Issuers. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that,

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     including  predecessors,  have  a  record  of  less  than  three  years  of continuous operation.

                      8.       Puts,   Calls,  Straddles,   or  Spreads.     The
     Portfolio may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolio does not construe the foregoing limitation to preclude it from purchasing or writing options on futures contracts or from purchasing securities with rights to put the securities to the issuer or a guarantor.

                      9. Illiquid Securities. The Portfolio may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

                      10. Foreign Securities. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

                      11. Oil and Gas Programs. The Portfolio may not invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but the Portfolio may purchase securities of companies that own interests in any of the foregoing.

                      12. Real Estate. The Portfolio may not purchase or sell real property (including interests in real estate limited partnerships, but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies that invest in real estate); provided that the Portfolio may not purchase any security if, as a result, more than 10% of its total assets would be invested in securities of real estate investment trusts.

                      13. Investments in Any One Issuer. The Portfolio may not purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

                      14. Warrants. The Portfolio may not invest more than 5% of its net assets in warrants, including warrants that are not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("AmEx"), or more than 2% of its net assets in such unlisted warrants. For purposes of this limitation, warrants are valued at the lower of cost

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     or  market  value, and  warrants  acquired  by the  Portfolio  in  units or attached to securities may be deemed to be without value.

                      15. Pledging. The Portfolio may not pledge or hypothecate any of its assets, except that the Portfolio may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Portfolio to a mutual insurance company of which the Portfolio is a member.

                      The Portfolio, as an operating policy, does not intend to invest in futures contracts and options thereon during the coming year.


     Kent C. Simons and Lawrence Marx III, Portfolio Managers of the Portfolio
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                      The Portfolio  is managed by  two veterans of N&B  Manage-
     ment who have consistently followed their value-oriented philosophy over many years: Kent Simons and Larry Marx.

                      The Portfolio subscribes to the same stock-picking philosophy followed since 1950, when Roy R. Neuberger founded the predecessor of Neuberger & Berman GUARDIAN Fund, which, like the Fund, invests all its net investable assets in the Portfolio.

                      It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining. By that measure, the Fund, Neuberger & Berman GUARDIAN Fund and its predecessor have served shareholders well and have paid a dividend every quarter and a capital gain distribution EVERY YEAR since 1950. Of course, there can be no assurance that this trend will continue.

                      Both Mr. Simons and Mr. Marx place a high premium on being knowledgeable about the companies whose stocks they buy for the Portfolio. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. Says Mr. Marx, "We're usually early in and early out. We'd rather buy an undervalued stock because we expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. We like a stock 'under a rock' or with a cloud over it; you are not going to get great companies at great valuations when the market perception is great."

                      "People who switch around a  lot are not going  to benefit
     from  our  approach.   They're  following the  market  -- we're  looking at
     fundamentals."






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     Additional Investment Information
     ---------------------------------
                      The Portfolio, as indicated below, may make the following investments, among others, although it may not buy all of the types of securities or use all of the investment techniques that are described.

                      Repurchase   Agreements.      Repurchase  agreements   are
     agreements under which the Portfolio purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. The Portfolio may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of the type that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the value of the repurchase agreement, and
     (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

                      Securities Loans. In order to realize income, the Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral in a form determined to be satis-factory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Man-agement believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

                      Restricted Securities and Rule 144A Securities. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed further to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A, and an institutional market develops for those securities, the

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     Portfolio likely will be  able to dispose of the  securities without regis-
     tering them under  the 1933 Act.   To the extent that  institutional buyers
     become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

                      Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent privately placed securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Portfolio's 10% limit on investments in illiquid securities. Restricted securities for which no market exists are priced at fair value as determined in accordance with procedures approved and periodically reviewed by the Portfolio Trustees.

                      Reverse  Repurchase Agreements.   In  a reverse repurchase
     agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of the Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Portfolio will maintain with its custodian in a segregated account cash, U.S. Government or Agency Securities, or other liquid, high-grade debt securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement. There is a risk that the contra-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

                      Foreign Securities. The Portfolio may invest in U.S. dollar-denominated securities issued by foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances, and commercial paper. These investments are subject to the Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial standards or the application of standards that are different or less stringent than those applied in the United States.

                      The Portfolio also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments or their subdivisions, agencies, and instrumentali-ties, international agencies, and supranational entities. Investing in foreign currency denominated securities includes the special risks asso-ciated with investing in non-U.S. issuers described in the preceding paragraph and the additional risks of (1) adverse changes in foreign exchange rates, (2) nationalization, expropriation, or confiscatory taxa-tion, (3) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States), and (4) expropriation or nationalization of foreign portfolio companies. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on portfolio transactions. The Portfolio may invest only in securities of issuers in countries whose governments are considered stable by N&B Man-agement.

                      Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements, and transaction costs of foreign currency conversions.

                      Prices  of  foreign  securities  and  exchange  rates  for foreign currencies may be affected by the interest rates prevailing in other countries. Interest rates in other countries are often affected by local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

                      Foreign markets also have different clearance and settlement procedures, and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the portfolio securities, or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

                      In order to limit the risk inherent in investing in foreign currency denominated securities, the Portfolio may not purchase any such security if, after such purchase, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

                      Covered Call Options. The Portfolio may write or purchase covered call options on securities it owns valued at up to 10% of its net assets. Generally, the purpose of writing and purchasing these options is to reduce the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and the Fund's net asset values ("NAVs"). Portfolio securities on which call options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

                      When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time the purchaser requests until a certain date, and receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price, thereby giving up any additional gain on the security.

                      The Portfolio writes only "covered" call options on securities it owns. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do), but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

                      If a call option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

                      When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Portfolio would purchase a call option to offset a previously written call option.

                      The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

                      Options are traded both  on national securities  exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and its counter-party with no clearing organization guarantee. Thus, when the Portfolio writes an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Portfolio originally sold the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered
     OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options transactions, and limits the Portfolios' counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

                      The assets used as cover for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

                      The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the sales price on the option's last reported trade on that day before the time the Portfolio's NAV is computed or, in the absence of any trades thereof on that day, the mean between the closing bid and ask prices.

                      Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. If the Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.

                      The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call option. However, because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

                      The Portfolio pays brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities.

                      Options normally have expiration dates between three and nine months from the date written. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written.

                      Forward Foreign Currency Contracts. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a fixed price ("forward contracts") in amounts not exceeding 5% of its net assets. The Portfolio enters into forward contracts in an attempt to hedge against expected changes in prevailing currency exchange rates. The Portfolio does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on securities denominated in foreign currencies that are held or intended to be acquired by it. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

                      N&B Management believes that the use of foreign currency hedging techniques, including "cross-hedges," can help protect against declines in the U.S. dollar value of income available for distribution and declines in the Portfolio's NAV resulting from adverse changes in currency exchange rates. For example, the return available from securities denomi-nated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward contract to sell a different foreign currency, where the contract is available on terms more advantageous to the Portfolio than a contract to sell the currency in which the securities being hedged are denominated. N&B Management believes that hedges and cross-hedges can, therefore, provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. However, a hedge or cross-hedge cannot protect against exchange rate risks perfectly, and if N&B Management is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established. In addition, because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.

                      Options on Foreign Currencies. The Portfolio may write and purchase covered call and put options on foreign currencies, in amounts not exceeding 5% of its net assets. The Portfolio would engage in such transactions to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired, or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The risks of currency options are similar to the risks of other options, discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. To the extent the Portfolio writes options on foreign currencies that are traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC") other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

            General Considerations Involving Options and Forward Contracts
                        (collectively, "Hedging Instruments")

                      Risks Involved in Using Hedging Instruments. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities held or to be acquired by the Portfolio and changes in market value of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instru-ments are different from those needed to select the Portfolio's securities; (4) the fact that, although use of these instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain "cover" or to segregate securities in connection with its use of Hedging Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble that of the Portfolio's underlying securities. N&B Management intends to reduce the risk that the Portfolio will be unable to close out Hedging Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. Hedging Instruments used by the Portfolio are generally considered "derivatives." There can be no assurance that the Portfolio's use of Hedging Instruments will be successful.

                      The Portfolio's use of Hedging Instruments may be limited by the requirements of the Internal Revenue Code of 1986, as amended ("Code"), that apply to the Fund for qualification as a regulated investment company ("RIC"). See "Additional Tax Information."

                      Cover for Hedging Instruments. The Portfolio will comply with SEC guidelines regarding cover for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian cash, U.S. Government or Agency Securities, or other liquid, high-grade debt securities in the prescribed amount. Securities held in a segregated account cannot be sold while the option or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid option or forward position; this inability may result in a loss to the Portfolio.

                      Fixed Income Securities. While the emphasis of the Portfolio's investment program is on common stocks and other equity securities (including preferred stocks and securities convertible into or exchangeable for common stocks), it may also invest in money market in-struments, U.S. Government or Agency Securities, and other fixed income securities. The Portfolio may invest in corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO"), or, if not rated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. The Port-folio relies primarily on ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

                      Fixed  income securities  are  subject to  the risk  of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would not be eligible for purchase by the Portfolio. In such a case, N&B Management will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of such securities will not exceed 5% of its net assets.

                      Commercial Paper. Commercial paper is a short-term debt security issued by a corporation or bank for purposes such as financing current operations. The Portfolio may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1), or deemed by N&B Management to be of equivalent quality.

                      The Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

                      Convertible Securities. The Portfolio may invest in convertible securities. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.
     Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of
     (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

                      Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the

     Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and the Fund's ability to achieve their investment objectives.

                      Preferred Stock. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, although preferred shareholders may have certain rights if dividends are not paid. Shareholders may suffer a loss of value if dividends are not paid and generally have no legal recourse against the issuer. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.



                               PERFORMANCE INFORMATION

                      The Fund's performance figures are based on historical earnings and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost.

     Total Return Computations
     -------------------------
                      The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                    P(1+T)n = ERV

                      Average annual total return smooths out year-to-year variations and, in that respect, differs from actual year-to-year results.

                      Although the Fund commenced operations on August 3, 1993, the Fund's investment objective, limitations, and policies are the same as another mutual fund administered by N&B Management, which has a name similar to the Fund's and invests in the same Portfolio ("Sister Fund"). The Sister Fund had a predecessor. The following total return data is for the Fund since its inception and, for periods prior to the Fund's inception, the Sister Fund and the Sister Fund's predecessor. The total returns for periods prior to the Fund's inception would have been lower had they reflected the higher fees of the Fund, as compared to those of the Sister Fund and its predecessor. Appendix B to this SAI includes additional performance data.

                      The average annual total returns for the Fund, its Sister Fund, and the Sister Fund's predecessor for the one-, five-, and ten-year periods ended August 31, 1995, were 24.01%, 20.14%, and 15.66%, respec-tively. If an investor had invested $10,000 in the predecessor's shares on June 1, 1950 and had reinvested all distributions and income dividends, the NAV of that investor's holdings would have been $2,629,312 on August 31, 1995.

     Comparative Information
     -----------------------
                      From time to time the Fund's performance may be compared with:

                      (1) data (that may  be expressed  as rankings  or
              ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, New York
              Times, Kiplingers Personal Finance, and Barron's News-paper, or

                      (2) recognized stock  and other  indices, such as
              the S&P 500 Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750, Nasdaq Composite Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Survey of Colleges Annual Increases of College Costs, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $27 million to $880 million, with an average of $302 million. The S&P 400 Index measures mid-sized companies with an average market capitalization of $1.2 billion. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. The Portfolio may invest in different types of securities from those included in some of the above indices.

                      Evaluations of the Fund's performance, its total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements").

     The Fund may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

     Other Performance Information
     -----------------------------
                      From time to time, information about the Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for the Fund. This information, for example, may include the Portfolio's portfolio diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

                      N&B Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

                      Investors who may find the Fund to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Four years' tuition, room and board at a top private institution can already cost over $80,000. If college expenses continue to increase at current rates, by the time today's pre-schooler enters the ivy-covered halls in 2009, four years at a private college may easily cost $200,000!1/

                      Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

                      From time to time the investment philosophy of N&B Man-agement's founder, Roy R. Neuberger, may be included in the Fund's Advertisements. This philosophy is described in further detail in "The


     1/       Source:  College  Board, 1994,  1995  Annual  Survey  of Colleges,
     Princeton, NJ, assuming an average 6% increase in annual expenses.

     Art of Investing: A Conversation with Roy Neuberger," attached as Appendix C to this SAI.


                             CERTAIN RISK CONSIDERATIONS

                      Although the Portfolio seeks to reduce risk by investing in a diversified portfolio, diversification does not eliminate all risk. There can, of course, be no assurance that the Portfolio will achieve its investment objective, and an investment in the Fund involves certain risks that are described in the sections entitled "Investment Program" and "Description of Investments" in the Prospectus and "Investment Information -- Additional Investment Information" in this SAI.


                                TRUSTEES AND OFFICERS

                      The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds, and (where applicable) their corresponding portfolios, administered or managed by N&B Management and Neuberger & Berman, L.P. ("Neuberger & Berman").

       Name, Age, and                     Positions Held
        Address(1)                        With the Trusts                Principal Occupation(s)(2)
       --------------                     --------------------           --------------------------


       Faith Colish (60)                  Trustee of each Trust          Attorney   at   Law,    Faith   Colish,    A
       63 Wall Street, 24th Floor                                        Professional Corporation.
       New York, NY  10005

       Donald M. Cox (73)                 Trustee of each Trust          Retired.    Formerly  Senior  Vice President
       435 East 52nd Street                                              and Director of Exxon  Corporation; Director
       New York, NY  10022                                               of Emigrant Savings Bank.

       Stanley Egener* (61)               Chairman of the  Board, Chief  Partner  of  Neuberger  &  Berman; President
                                          Executive    Officer,     and  and Director of N&B Management;  Chairman of
                                          Trustee of each Trust          the  Board,  Chief  Executive  Officer,  and
                                                                         Trustee  of  eight  other mutual  funds  for
                                                                         which  N&B  Management  acts  as  investment
                                                                         manager or administrator.






                                       - 19 -






       Name, Age, and                     Positions Held
        Address(1)                        With the Trusts                Principal Occupation(s)(2)
       --------------                     --------------------           --------------------------

       Alan R. Gruber (68)                Trustee of each Trust          Chairman  and  Chief  Executive  Officer  of
       Orion Capital Corporation                                         Orion  Capital   Corporation  (property  and
       600 Fifth Avenue, 24th Floor                                      casualty  insurance);  Director of  Trenwick
       New York, NY 10020                                                Group,    Inc.   (property    and   casualty
                                                                         reinsurance);  Chairman  of  the  Board  and
                                                                         Director  of  Guaranty National  Corporation
                                                                         (property and  casualty insurance); formerly
                                                                         Director   of   Ketema,  Inc.   (diversified
                                                                         manufacturer).

       Howard A. Mileaf (57)              Trustee of each Trust          Vice  President  and   Special  Counsel   to
       Wheeling Pittsburgh Corporation                                   Wheeling  Pittsburgh   Corporation  (holding
       110 East 59th Street                                              company) since  1992; formerly  Vice  Presi-
       New York, NY  10022                                               dent   and   General   Counsel    of   Keene
                                                                         Corporation   (manufacturer  of   industrial
                                                                         products);  Director  of Kevlin  Corporation
                                                                         (manufacturer   of   microwave   and   other
                                                                         products).

       Edward I. O'Brien* (67)            Trustee of each Trust          Until  1993,  President  of  the  Securities
       12 Woods Lane                                                     Industry  Association   ("SIA")  (securities
       Scarsdale, NY 10583                                               industry's   representative   in  government
                                                                         relations  and  regulatory  matters  at  the
                                                                         federal and  state levels);  until  November
                                                                         1993, employee of the  SIA; Director of Legg
                                                                         Mason, Inc.

       John T. Patterson, Jr. (67)        Trustee of each Trust          President  of  SOBRO  (South  Bronx  Overall
       90 Riverside Drive, Apartment 1B                                  Economic Development Corporation).
       New York, NY  10024

       John P. Rosenthal (63)             Trustee of each Trust          Senior Vice President of  Burnham Securities
       Burnham Securities Inc.                                           Inc.  (a   registered  broker-dealer)  since
       Burnham Asset Management Corp.                                    1991;   formerly   Partner  of   Silberberg,
       1325 Avenue of the Americas                                       Rosenthal  & Co.  (member of  National Asso-
       17th Floor                                                        ciation   of   Securities  Dealers,   Inc.);
       New York, NY  10019                                               Director, Cancer Treatment Holdings, Inc.

       Cornelius T. Ryan (64)             Trustee of each Trust          General  Partner  of  Oxford   Partners  and
       Oxford Bioscience Partners                                        Oxford Bioscience  Partners (venture capital
       315 Post Road West                                                partnerships) and President  of Oxford  Ven-
       Westport, CT  06880                                               ture Corporation; Director  of Capital  Cash
                                                                         Management  Trust  (money  market  fund) and
                                                                         Prime Cash Fund.





                                       - 20 -






       Name, Age, and                     Positions Held
        Address(1)                        With the Trusts                Principal Occupation(s)(2)
       --------------                     --------------------           --------------------------

       Gustave H. Shubert (66)            Trustee of each Trust          Senior    Fellow/Corporate    Advisor    and
       13838 Sunset Boulevard                                            Advisory  Trustee  of  Rand   (a  non-profit
       Pacific Palisades, CA   90272                                     public interest  research institution) since
                                                                         1989; Member of  the Board  of Overseers  of
                                                                         the Institute for  Civil Justice, the Policy
                                                                         Advisory Committee of the  Clinical Scholars
                                                                         Program  at  the  University  of California,
                                                                         the    American    Association    for    the
                                                                         Advancement  of  Science,  the   Counsel  on
                                                                         Foreign  Relations,  and  the  Institute for
                                                                         Strategic Studies (London);  advisor to  the
                                                                         Program Evaluation  and Methodology Division
                                                                         of  the  U.S.  General   Accounting  Office;
                                                                         formerly Senior Vice  President and  Trustee
                                                                         of Rand.

       Lawrence Zicklin* (59)             President   and  Trustee   of  Partner of  Neuberger & Berman;  Director of
                                          each Trust                     N&B  Management;  President  of  five  other
                                                                         mutual funds for  which N&B Management  acts
                                                                         as investment manager or administrator.

       Daniel J. Sullivan (55)            Vice President of each Trust   Senior  Vice  President  of  N&B  Management
                                                                         since 1992;  prior thereto,  Vice  President
                                                                         of  N&B Management; Vice  President of eight
                                                                         other  mutual funds for which N&B Management
                                                                         acts     as     investment    manager     or
                                                                         administrator.

       Michael J. Weiner (48)             Vice President  and Principal  Senior Vice  President and Treasurer  of N&B
                                          Financial  Officer   of  each  Management since 1992;  prior thereto,  Vice
                                          Trust                          President and  Treasurer of  N&B  Management
                                                                         and  Treasurer of  certain mutual  funds for
                                                                         which  N&B  Management  acted  as investment
                                                                         adviser;   Vice   President  and   Principal
                                                                         Financial  Officer  of  eight  other  mutual
                                                                         funds  for  which  N&B  Management  acts  as
                                                                         investment manager or administrator.

       Claudia A. Brandon (38)            Secretary of each Trust        Vice President of N&B  Management; Secretary
                                                                         of eight  other mutual  funds for which  N&B
                                                                         Management  acts  as  investment  manager or
                                                                         administrator.







                                       - 21 -






       Name, Age, and                     Positions Held
        Address(1)                        With the Trusts                Principal Occupation(s)(2)
       --------------                     --------------------           --------------------------

       Richard Russell (48)               Treasurer  and  Principal Ac-  Vice  President  of  N&B   Management  since
                                          counting   Officer  of   each  1993;   prior    thereto,   Assistant   Vice
                                          Trust                          President of N&B  Management; Treasurer  and
                                                                         Principal Accounting Officer of  eight other
                                                                         mutual funds  for which N&B  Management acts
                                                                         as investment manager or administrator.

       Stacy Cooper-Shugrue (32)          Assistant  Secretary of  each  Assistant Vice President  of N&B  Management
                                          Trust                          since  1993;  employee  of   N&B  Management
                                                                         since   1989;  Assistant Secretary  of eight
                                                                         other mutual funds  for which N&B Management
                                                                         acts     as     investment    manager     or
                                                                         administrator.

       C. Carl Randolph (57)              Assistant  Secretary of  each  Partner  of Neuberger  & Berman  since 1992;
                                          Trust                          employee   thereof  since   1971;  Assistant
                                                                         Secretary  of eight  other mutual  funds for
                                                                         which  N&B  Management  acts  as  investment
                                                                         manager or administrator.



     ___________________

     (1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

     (2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

     * Indicates an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Egener and Zicklin are interested persons by virtue of the fact that they are officers and/or directors of N&B Management and partners of Neuberger & Berman. Mr. O'Brien is an interested person by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolio and other funds for which N&B Management serves as investment manager.

                      The  Trust's   Trust  Instrument   and  Managers   Trust's
     Declaration of Trust each provides that it will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

              For the fiscal year ended August 31, 1995, the Fund and Portfolio paid fees and expenses of $15,468 to the Fund and Portfolio Trustees who were not affiliated with N&B Management or Neuberger & Berman.

                      The following table sets forth information  concerning the compensation of the trustees and officers of the Trust. None of the Neuberger & Berman Fund(SERVICEMARK) has any retirement plan for its trustees or officers.

                                            TABLE OF COMPENSATION
                                        FOR FISCAL YEAR ENDED 8/31/95
                                        -----------------------------

                                               Aggregate                Total Compensation
       Name and Position                       Compensation             from the Neuberger & Berman
       with the Trust                          from the Trust           Fund Complex Paid to Trustees
       ------------------                      --------------           -----------------------------


       Faith Colish                            $1,336.05                           $39,000
       Trustee                                                          (5 other investment companies)

       Donald M. Cox                           $1,336.05                           $31,000
       Trustee                                                          (3 other investment companies)

       Stanley Egener                          $0                                    $0
       Chairman of the Board,                                           (9 other investment companies)
       Chief Executive
       Officer, and Trustee

       Alan R. Gruber                          $1,336.05                           $31,000
       Trustee                                                          (3 other investment companies)

       Howard A. Mileaf                        $1,404.81                           $36,500
       Trustee                                                          (4 other investment companies)

       Edward I. O'Brien                       $1,388.74                           $31,500
       Trustee                                                          (3 other investment companies)

       John T. Patterson, Jr.                  $1,371.96                           $34,500
       Trustee                                                          (4 other investment companies)



                                       - 23 -






                                            TABLE OF COMPENSATION
                                        FOR FISCAL YEAR ENDED 8/31/95
                                        -----------------------------

                                               Aggregate                Total Compensation
       Name and Position                       Compensation             from the Neuberger & Berman
       with the Trust                          from the Trust           Fund Complex Paid to Trustees
       ------------------                      --------------           -----------------------------

       John P. Rosenthal                       $1,309.92                           $33,000
       Trustee                                                          (4 other investment companies)

       Cornelius T. Ryan                       $1,404.81                           $33,500
       Trustee                                                          (3 other investment companies)

       Gustave H. Shubert                      $1,309.92                           $30,000
       Trustee                                                          (3 other investment companies)

       Lawrence Zicklin                        $0                                     $0
       President and Trustee                                            (5 other investment companies)



                  INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

     Investment Manager and Administrator
     ------------------------------------
                      Because all of the Fund's net investable assets are invested in the Portfolio, the Fund does not need an investment manager. N&B Management serves as the Portfolio's investment manager pursuant to a management agreement with Managers Trust, dated as of August 2, 1993 ("Management Agreement"). The Management Agreement was approved for the Portfolio by the Portfolio Trustees, including a majority of the Portfolio Trustees who were not "interested persons" of N&B Management or Managers Trust ("Independent Portfolio Trustees"), on July 15, 1993, and was approved by the holders of the interests in the Portfolio on August 2, 1993.

                      The Management Agreement provides, in substance, that N&B Management will make and implement investment decisions for the Portfolio in its discretion and will continuously develop an investment program for the Portfolio's assets. The Management Agreement permits N&B Management to effect securities transactions on behalf of the Portfolio through associated persons of N&B Management. The Management Agreement also specifically permits N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolio, although N&B Management has no current plans to do so.

                      N&B Management provides to the Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of N&B Management. Two directors of N&B Management (who also are partners of Neuberger & Berman), one of whom also serves as an officer of N&B Management, presently serve as trustees and officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.

                      N&B Management  provides similar facilities, services  and personnel, as well as shareholder accounting, recordkeeping, and other shareholder services, to the Fund pursuant to an administration agreement dated August 3, 1993 ("Administration Agreement"). For such administrative services, the Fund pays N&B Management a fee based on the Fund's daily net assets, as described in the Prospectus. N&B Management enters into administrative services agreements with Institutions, pursuant to which it compensates such Institutions for accounting, recordkeeping, and other services that they provide to investors who purchase shares of the Fund.

                      During the fiscal years ended August 31, 1995 and 1994, and the period from August 3 to August 31, 1993, the Fund accrued management and administration fees of $2,417,586, $142,142, and $43.97, respectively.

                      N&B Management has voluntarily undertaken until December 31, 1996, to reimburse the Fund for its Operating Expenses and its pro rata share of the Portfolio's Operating Expenses so that the Fund's expense ratio per annum will not exceed the expense ratio of its Sister Fund by more than 0.10% of the Fund's average daily net assets. "Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses. During the period from August 3, 1993 (commencement of operations of the Fund) to December 31, 1994, N&B Management voluntarily undertook to reimburse the Fund for its Operating Expenses and its pro rata share of the Portfolio's Operating Expenses which, in the aggregate, exceeded the aggregate Operating Expenses and pro rata share of Portfolio Operating Expenses of the Sister Fund. During the fiscal years ended August 31, 1995 and 1994, N&B Management reimbursed the Fund $171,796 and $116,354, respectively, of expenses, under this arrangement.

                      The Management Agreement continues with respect to the Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreement is renewable thereafter from year to year with respect to the Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Portfolio Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding shares in the Portfolio. The Administration Agreement continues with respect to the Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

                      The Management Agreement is terminable, without penalty, with respect to the Portfolio on 60 days' written notice either by Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by N&B Management or by the Trust if authorized by the Fund Trustees, including a majority of the Independent Fund Trustees. Each Agreement terminates automatically if it is assigned.

                      In addition to the voluntary expense reimbursements described in the Prospectus under "Management and Administration -- Expenses," N&B Management has agreed in the Management Agreement to reimburse the Fund's expenses, as follows. If, in any fiscal year, the Fund's Aggregate Operating Expenses (as defined below) exceed the most restrictive expense limitation imposed under the securities laws of the states in which the Fund's shares are qualified for sale ("State Expense Limitation"), then N&B Management will pay the Fund the amount of that excess, less the amount of any reduction of the administration fee payable by the Fund under a similar State Expense Limitation contained in the Administration Agreement. N&B Management will have no obligation to pay the Fund, however, for any expenses that exceed the pro rata portion of the management fees attributable to the Fund's interest in the Portfolio. At the date of this SAI, the most restrictive State Expense Limitation to which the Fund expects to be subject is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets, and 1 1/2% of average net assets over $100 million.

                      For purposes  of the  State Expense  Limitation, the  term
     "Aggregate Operating Expenses" means the Fund's operating expenses plus its pro rata portion of the Portfolio's operating expenses (including any fees or expense reimbursements payable to N&B Management and any compensation payable thereto pursuant to (1) the Administration Agreement or (2) any other agreement or arrangement with Managers Trust in regard to the Portfolio; but excluding (with respect to both the Fund and the Portfolio) interest, taxes, brokerage commissions, litigation and indemnification expenses, and other extraordinary expenses not incurred in the ordinary course of business).

     Sub-Adviser
     -----------
                      N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Portfolio pursuant to a sub-advisory agreement dated August 2, 1993 ("Sub-Advisory Agreement"). The Sub-Advisory Agreement was approved by the

     Portfolio Trustees, including a majority of the Independent Portfolio Trustees, on July 15, 1993 and was approved by the holders of the inter-ests in the Portfolio on August 2, 1993.

                      The Sub-Advisory Agreement provides in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its partners and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of approximately fourteen investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreement provides that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as sub-adviser for all of the other mutual funds managed by N&B Management.

                      The Sub-Advisory Agreement continues with respect to the Portfolio for a period of two years after the date the Portfolio became subject thereto, and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Portfolio by the Portfolio Trustees, by a 1940 Act majority vote of the outstanding Portfolio shares, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Portfolio if it is assigned or if the Management Agreement terminates with respect to the Portfolio.

                      Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

     Investment Companies Managed
     ----------------------------
                      N&B Management currently serves as investment manager of the following investment companies. As of September 30, 1995, these companies, along with three investment companies advised by Neuberger & Berman, had aggregate net assets of approximately $11.4 billion, as shown in the following list:

                                                       Approximate Net Assets
                           Name                         at September 30, 1995
                           ----                       ------------------------

       Neuberger & Berman Cash Reserves Portfolio
               (investment portfolio for Neuberger
               & Berman Cash Reserves)                           $ 377,608,619

       Neuberger & Berman Government Income
       Portfolio
               (investment portfolio for Neuberger
               & Berman Government Income Fund and
               Neuberger & Berman Government Income
               Trust)                                           $   12,053,656

       Neuberger & Berman Government Money
       Portfolio
               (investment portfolio for Neuberger
               & Berman Government Money Fund)                  $  346,898,132

       Neuberger & Berman Limited Maturity Bond
       Portfolio
               (investment portfolio for Neuberger
               & Berman Limited Maturity Bond Fund
               and Neuberger & Berman Limited
               Maturity Bond Trust)                             $  309,540,451

       Neuberger & Berman Municipal Money Portfolio
               (investment portfolio for Neuberger
               & Berman Municipal Money Fund)                   $  149,657,613

       Neuberger & Berman Municipal Securities
       Portfolio
               (investment portfolio for Neuberger
               & Berman Municipal Securities Trust)              $  44,568,635

       Neuberger & Berman New York Insured
       Intermediate Portfolio
               (investment portfolio for Neuberger
               & Berman New York Insured
               Intermediate Fund)                               $   10,679,324

       Neuberger & Berman Ultra Short Bond
       Portfolio
               (investment portfolio for Neuberger
               & Berman Ultra Short Bond Fund and
               Neuberger & Berman Ultra Short Bond              $  102,903,312
               Trust)

                                                       Approximate Net Assets
                           Name                         at September 30, 1995
                           ----                       ------------------------

       Neuberger & Berman Focus Portfolio
       (investment portfolio for Neuberger & Berman
       Focus Fund and Neuberger & Berman Focus
       Trust)                                                  $ 1,031,915,664

       Neuberger & Berman Genesis Portfolio
               (investment portfolio for Neuberger
               & Berman Genesis Fund and Neuberger
               & Berman Genesis Trust)                          $  145,188,783

       Neuberger & Berman Guardian Portfolio
               (investment portfolio for Neuberger
               & Berman Guardian Fund and Neuberger
               & Berman Guardian Trust)                         $4,943,764,830

       Neuberger & Berman International Portfolio
               (investment portfolio for Neuberger
               & Berman International Fund)                     $   29,990,616

       Neuberger & Berman Manhattan Portfolio
               (investment portfolio for Neuberger
               & Berman Manhattan Fund and
               Neuberger & Berman Manhattan Trust)               $ 670,916,038

       Neuberger & Berman Partners Portfolio
               (investment portfolio for Neuberger
               & Berman Partners Fund and
               Neuberger & Berman Partners Trust)               $1,664,460,688

       Neuberger & Berman Socially Responsive
       Portfolio
               (investment portfolio for Neuberger
               & Berman Socially Responsive Fund,
               Neuberger & Berman Socially
               Responsive Trust, and Neuberger &
               Berman NYCDC Socially Responsive
               Trust)                                           $  102,675,093

       Neuberger & Berman Advisers Managers Trust
               (six series)                                     $1,257,506,124


                      In addition, Neuberger & Berman serves as investment adviser to three investment companies, Plan Investment Fund, Inc., AHA Investment Fund, Inc., and AHA Full Maturity, with assets of $85,110,472, $110,683,193, and $23,891,472, respectively, at September 30, 1995.

                      The investment decisions concerning the Portfolio and the other funds and portfolios managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolio. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolio to achieve their objectives may differ.

                      There may be occasions when the Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated as to amounts in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolio's having its advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions. The investment results achieved by all of the funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.

     Management and Control of N&B Management
     ----------------------------------------

                      The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theresa A. Havell, Vice President and director; Irwin Lainoff, director; Marvin C. Schwartz, director; Lawrence Zicklin, director; Daniel
     J. Sullivan, Senior Vice President; Michael J. Weiner, Senior Vice President and Treasurer; Claudia A. Brandon, Vice President; William
     Cunningham, Vice President; Clara Del Villar, Vice President; Mark R. Goldstein, Vice President; Farha-Joyce Haboucha, Vice President; Michael
     M. Kassen, Vice President; Michael Lamberti, Vice President; Josephine P. Mahaney, Vice President; Lawrence Marx III, Vice President; Ellen Metzger, Vice President and Secretary; Janet W. Prindle, Vice President; Felix Rovelli, Vice President; Richard Russell, Vice President; Kent C. Simons, Vice President; Frederick B. Soule, Vice President; Judith M. Vale, Vice President; Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Patrick T. Byrne, Assistant Vice President; Robert Conti, Assistant Vice President; Stacy Cooper-Shugrue, Assistant Vice President; Robert Cresci, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Roberta D'Orio, Assistant Vice President; Robert
     I. Gendelman, Assistant Vice President; Leslie Holliday-Soto, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Paul
     Metzger, Assistant Vice President; Susan Switzer, Assistant Vice President; Susan Walsh, Assistant Vice President; and Celeste Wischerth, Assistant Vice President. Messrs. Cantor, Egener, Lainoff, Schwartz,

     Zicklin, Goldstein, Kassen, Marx, and Simons and Mmes. Havell and Prindle are general partners of Neuberger & Berman.

                      Messrs. Egener and Zicklin are trustees and officers, and Messrs. Sullivan, Weiner, and Russell and Mmes. Brandon and Cooper-Shugrue are officers, of each Trust. C. Carl Randolph, a general partner of Neuberger & Berman, also is an officer of each Trust.

                      All of the outstanding voting stock in N&B Management is owned by persons who are also general partners of Neuberger & Berman.


                              DISTRIBUTION ARRANGEMENTS

                      N&B Management serves as the distributor ("Distributor") in connection with the offering of the Fund's shares on a no-load basis to Institutions. In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered either personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's shares to Institutions without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Fund's shares.

                      The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to the Fund's shareholders, through use of its shareholder list, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by N&B Management or Neuberger & Berman.

                      From time to time, N&B Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

                      The Trust, on  behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues until August 3, 1996. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will automatically terminate on its assignment, in the same manner as the Management Agreement.


                          ADDITIONAL REDEMPTION INFORMATION

     Suspension of Redemptions
     -------------------------
                      The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed (other than weekend and holiday closings), (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders; provided that applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

     Redemptions in Kind
     -------------------
                      The Fund reserves the right, under certain conditions, to honor any request for redemption by making payment in whole or in part in securities valued as described under "Share Information -- Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, a shareholder generally will incur brokerage expenses in converting those securities into cash and will be subject to fluctuations in the market price of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determine that it is in the best interests of the Fund's shareholders as a whole. Redemptions in kind will be made with readily marketable securities to the extent possible.


                          DIVIDENDS AND OTHER DISTRIBUTIONS

                      The Fund distributes to its shareholders amounts equal to substantially all of its proportionate share of any net investment income (after deducting expenses incurred directly by the Fund), net capital gains (both long-term and short-term), and net gains from foreign currency transactions earned or realized by the Portfolio. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

                      The Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include realized gains and losses. Net investment income and realized gains and losses are reflected in the Portfolio's NAV (and, hence, the Fund's NAV) until they are distributed. The Fund generally distributes substantially all of its share of the Portfolio's net investment income, if any, at the end of each calendar quarter. Distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

                      Dividends  and/or  other  distributions are  automatically reinvested in additional shares of the Fund, unless and until the Institution elects to receive them in cash ("cash election"). To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares. A cash election with respect to the Fund remains in effect until the Institution notifies the Fund in writing to discontinue the election.


                              ADDITIONAL TAX INFORMATION

     Taxation of the Fund
     --------------------
                      In order to  continue to qualify  for treatment  as a  RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to the Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in secu-rities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) options (other than those on foreign currencies), or (ii) foreign currencies or Hedging Instruments thereon that are not directly related to the Fund's principal business of investing in securities (or options with respect thereto) ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities, and
     (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

                      Certain  funds managed  by N&B  Management,  including the
     Sister Fund, have received a ruling from the Internal Revenue Service ("Service") that each such fund, as an investor in a corresponding portfolio of Managers Trust or Income Managers Trust, will be deemed to own a proportionate share of the portfolio's assets and income for pur-poses of determining whether the fund satisfies all the requirements described above to qualify as a RIC. Although that ruling may not be relied on as precedent by the Fund, N&B Management believes that the reasoning thereof and, hence, its conclusion apply to the Fund as well.

                      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

                      See the next section for a discussion of the tax conse-quences to the Fund of distributions to it from the Portfolio, investments by the Portfolio in certain securities, and hedging transactions engaged in by the Portfolio.

     Taxation of the Portfolio
     -------------------------
                      The Portfolio has received a ruling from the Service to the effect that, among other things, the Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware or New York income or franchise tax.

                      Because the Fund is deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to continue to conduct its operations so that the Fund will be able to continue to satisfy all those requirements.

                      Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally equals the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by
     (1) the amount of cash and the basis of any property the Portfolio distri-butes to the Fund and (2) the Fund's share of the Portfolio's losses.

                      Dividends and interest received by the Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

                      The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Portfolio holds stock of a PFIC, the Fund
     (indirectly through its interest in the Portfolio) will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

                      If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the
     Portfolio's pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

                      Pursuant to  proposed regulations, open-end  RICs, such as the Fund, would be entitled to elect to mark to market their stock in certain PFICs. Marking to market, in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark to market gain for each prior year for which an election was in effect).

                      The Portfolio's use of hedging strategies, such as writ-ing (selling) and purchasing options and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in Hedging Instruments derived by the Portfolio with respect to its business of investing in securities or foreign cur-rencies, will qualify as permissible income for the Fund under the Income Requirement. However, income from the disposition by the Portfolio of options (other than those on foreign currencies) will be subject to the Short-Short Limitation for the Fund if they are held for less than three months. Income from the disposition of foreign currencies, and Hedging Instruments on foreign currencies, that are not directly related to the Portfolio's principal business of investing in securities (or options with respect thereto) also will be subject to the Short-Short Limitation for the Fund if they are held for less than three months.

                      If the Portfolio satisfies certain requirements, any in-crease in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Portfolio does not so qualify, it may be forced to defer the closing out of certain Hedging Instruments beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     Taxation of the Fund's Shareholders
     -----------------------------------
                      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares of the Fund are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.


                                PORTFOLIO TRANSACTIONS

                      Neuberger & Berman acts as the Portfolio's principal broker in the purchase and sale of its portfolio securities and in connec-tion with the writing of covered call options on its securities. Transactions in portfolio securities for which Neuberger & Berman serves as broker will be effected in accordance with Rule 17e-1 under the 1940 Act.

                      During  the  period  August 3  to  August  31,  1993,  the
     Portfolio paid brokerage commissions of $201,981, of which $149,496 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1994, the Portfolio paid brokerage commissions of $2,207,401, of which $1,647,807 was paid to Neuberger & Berman.

                      During the fiscal year ended August 31, 1995, the Portfolio paid brokerage commissions of $3,751,206, of which $2,521,523 was paid to Neuberger & Berman. Transactions in which the Portfolio used

     Neuberger & Berman as broker comprised 70.49% of the aggregate dollar amount of transactions involving the payment of commissions, and 67.22% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1995. 82.78% of the $1,229,683 paid to other brokers by the Portfolio during that fiscal year (representing commissions on transactions involving approximately $509,609,733) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1995, the Portfolio acquired securities of the following of its Regular B/Ds: EXXON Credit Corp., General Electric Capital Corp., and Merrill Lynch, Pierce, Fenner & Smith, Inc.; at that date, the Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $1,500,000, and Merrill Lynch, Pierce, Fenner & Smith, Inc., $48,116,875.

                      Portfolio securities are, from time to time, loaned by the Portfolio to Neuberger & Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. Among the conditions of the order, securities loans made by the Portfolio to Neuberger & Berman must be fully secured by cash collateral. Under the order, the portion of the income on the cash collateral which may be shared with Neuberger & Berman is determined with reference to concurrent arrangements between Neuberger & Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger & Berman borrows securities from the Portfolio in order to relend them to others, Neuberger & Berman is required to pay the Portfolio, on a quarterly basis, certain "excess earnings" that Neuberger & Berman otherwise has derived from the relending of the borrowed securities. When Neuberger & Berman desires to borrow a security that the Portfolio has indicated a willingness to lend, Neuberger & Berman must borrow such security from the Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than the Portfolio. If the Portfolio's expenses exceed its income in any securities loan transaction with Neuberger & Berman, Neuberger & Berman must reimburse the Portfolio for such loss.

                      During the fiscal years ended August 31, 1995 and 1994, the Portfolio earned $1,430,672 and $147,103, respectively in interest income from the collateralization of securities loans, from which Neuberger & Berman was paid $1,252,190 and $119,620, respectively. During the period August 3 to August 31, 1993, the Portfolio earned interest income of $3,164 from the collateralization of securities loans, from which Neuberger & Berman was paid $2,881.

                      The Portfolio may also lend securities to unaffiliated entities, including brokers or dealers, banks and other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Portfolio. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

                      A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolio.

                      In effecting securities transactions, the Portfolio gen-erally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Portfolio plans to continue to use Neuberger & Berman as its principal broker where, in the judgment of N&B Management (the Portfolio's investment manager and an affiliate of Neuberger & Berman), that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolio's knowledge, however, no affiliate of the Portfolio receives give-ups or reciprocal business in connection with its securities transactions.

                      The  use of Neuberger  & Berman as a  broker for the Port-
     folio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Portfolio Trustees have expressly authorized Neuberger & Berman to retain such compensation, and Neuberger & Berman complies with the reporting requirements of Section 11(a).

                      Under the 1940 Act, commissions paid by the Portfolio to Neuberger & Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Portfolio's policy that the commissions paid to Neuberger & Berman must, in N&B Management's judgment, be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolio does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger & Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase or sale of securities for the Portfolio's account, unless an appropriate exemption is available.

                      A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger & Berman to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger & Berman effects brokerage transactions for the Portfolio must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.

                      The Portfolio expects that it will continue to execute a portion of its transactions through brokers other than Neuberger & Berman. In selecting those brokers, N&B Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

                      To ensure that accounts of all investment clients, including the Portfolio, are treated fairly in the event that transaction instructions for more than one investment account regarding the same security are received by Neuberger & Berman at or about the same time, Neuberger & Berman may combine transaction orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the transaction order actually placed by the account bears to the aggregate size of transaction orders simultaneously made by the other accounts, subject to de minimis exceptions, with all participating accounts paying or receiving the same price.

                      A committee  comprised of officers  of N&B Management  and partners of Neuberger & Berman who are portfolio managers of the Portfolio and Other N&B Funds (collectively, "N&B Funds") and some of Neuberger & Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the N&B Funds and the Managed Accounts that are not effected by Neuberger & Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution or research capabilities of particular brokers, or in the execution or research needs of the N&B Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the N&B Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

                      The   commissions   charged  by   a   broker  other   than
     Neuberger & Berman may be higher than the amount another firm might charge if N&B Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. N&B Management believes that those research services benefit the Portfolio by supplementing the research otherwise available to N&B Management. That research may be used by N&B Management in servicing Other N&B Funds and, in some cases, by Neuberger & Berman in servicing the Managed Accounts. On the other hand, research received by N&B Management from brokers effecting portfolio transactions on behalf of the Other N&B Funds and by Neuberger & Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolio's benefit.

                      Lawrence Marx III and Kent C. Simons, each of whom is a Vice President of N&B Management and a general partner of Neuberger &
     Berman, are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolio of the Portfolio. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of N&B Management prior to taking such action.


     Portfolio Turnover
     ------------------
                      The portfolio turnover rate is the lesser of the cost of the securities purchased or the value of the securities sold, excluding all securities, including options, whose maturity or expiration date at the time of acquisition was one year or less, divided by the average monthly value of such securities owned during the year.


                               REPORTS TO SHAREHOLDERS

                      Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund and Portfolio. The Fund's statements show the investments owned by the Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in the Portfolio.

                             CUSTODIAN AND TRANSFER AGENT

                      The Fund and Portfolio have selected State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, as custodian for their respective securities and cash. All correspondence should be mailed to Neuberger & Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. State Street also serves as the Fund's transfer agent, administering purchases, redemptions, and transfers of Fund shares with respect to Institutions and the payment of dividends and other distributions to Institutions.


                                INDEPENDENT AUDITORS

                      The Fund and Portfolio have selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit their financial statements.


                                    LEGAL COUNSEL

                      The  Fund  and  Portfolio  have   selected  Kirkpatrick  &
     Lockhart LLP, 1800 M Street, N.W., Washington, D.C. 20036, as their legal counsel.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                      The following table sets forth the name, address, and percentage of ownership of each person who owned of record, or who was known by the Fund to own beneficially or of record, 5% or more of the Fund's outstanding shares at November 30, 1995:

                                                               Percentage of
                                                                Ownership at
                            Name and Address                 November 30, 1995
                            ----------------                 -----------------

       Neuberger & Berman   The Northern Trust Co.,                27.18%
       GUARDIAN Trust       Trustee
                            Digital Equipment Corp.
                            DTD 1-3-95
                            P.O. Box 92956
                            Chicago, IL  60675-0001

                            MAC & Co.                              17.15%
                            A/C 195-643
                            Mellon Bank N.A.
                            P.O. Box 320
                            Pittsburgh, PA 15230-0320

                                                               Percentage of
                                                                Ownership at
                            Name and Address                 November 30, 1995
                            ----------------                 -----------------

                            National Financial Services            9.54%
                            Corp.*
                            P.O. Box 3908
                            Church Street Station
                            New York, NY  10008-3908

                            The Bank of NY, Trustee                6.33%
                            Melville Corp. 401(k)
                            PSRP - General DTD 6/7/89
                            1 Wall Street, 7th Floor
                            New York, NY  10286-0001

                            MAC & Co.                              5.38%
                            A/C #854-169
                            Mellon Bank N.A.
                            Mutual Funds Dept.
                            P.O. Box 320
                            Pittsburgh, PA  15230-0320


     * National Financial Services Corp. holds these shares of record for the account of certain of its clients and has informed the Fund of its policy to maintain the confidentiality of holdings in its client accounts unless disclosure is expressly required by law.

                      At December 6, 1995, the trustees and officers of the Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.


                                REGISTRATION STATEMENT

                      This SAI and the Prospectus do not contain all the infor-mation included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted pursuant to SEC rules and regulations. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C.

                      Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                                FINANCIAL STATEMENTS

                      The following financial statements and related documents are incorporated herein by reference from the Fund's Annual Report to shareholders for the fiscal year ended August 31, 1995:

                      The audited financial statements of  the Fund and
              Portfolio and notes thereto for the fiscal year ended August 31, 1995, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements.

                                                                      Appendix A

                   RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

                      S&P corporate bond ratings:
                      ---------------------------
                      AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                      AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

                      A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

                      BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

                      BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      HI   -   The rating  CI is  reserved for  income bonds  on
     which no interest is being paid.

                      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                      Plus (+) or Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      Moody's corporate bond ratings:

                      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

                      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

                      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                      Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                      Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                      Caa   -   Bonds  rated Caa  are of  poor standing.    Such
     issues may be in default or there may be present elements of danger with respect to principal or interest.

                      Ca   -    Bonds rated  Ca  represent obligations  that are
     speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                      C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Modifiers--Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating.

                      S&P commercial paper ratings:

                      A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

                      Moody's commercial paper ratings

                      Issuers rated Prime-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                      -        Leading  market   positions  in  well-established
                               industries.
                      -        High rates of return on funds employed.
                      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
                      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                      Appendix B

                                  PERFORMANCE DATA

                                                             COST OF LIVING INDEX

                                                            PREPARED FOR:  BARBARA

                                                 Sales                     Net Asset         Initial
                   Initial      Offering        Charge         Shares        Value          Net Asset
        Date     Investment       Price        Included      Purchased     per Share          Value
        ----     ----------     ---------      --------      ---------     ----------       ---------
       9/27/88   $10,000.00     $119.8000        0.00%         83.472      $119.8000         $10,000


                           Dividends and Capital Gains Reinvested

                    =========== C O S T  O F  S H A R E S ==============
                                    Annual      Cumulative       Total         Annual
                   Cumulative       Income        Income       Investment     Cap Gain
         Date      Investment      Dividends     Dividends       Cost         Distrib'n
         ----      ----------      ---------     ---------     ---------      ---------
       8/31/89        10,000           0             0           10,000           0
       8/31/90        10,000           0             0           10,000           0
       8/31/91        10,000           0             0           10,000           0
       8/31/92        10,000           0             0           10,000           0
       8/31/93        10,000           0             0           10,000           0
       8/31/94        10,000           0             0           10,000           0
       8/31/95        10,000           0             0           10,000           0

       Totals                          0                                          0

                  ================ V A L U E  O F  S H A R E S ===============
                                   From                      From
                    From         Cap Gains       Sub-      Dividends     Total       Shares
        Date     Investment     Reinvested      Total     Reinvested     Value        Held
        ----     ----------     ----------      -----     ----------     -----       ------
       8/31/89     10,401            0          10,401         0         10,401        83
       8/31/90     10,985            0          10,985         0         10,985        83
       8/31/91     11,402            0          11,402         0         11,402        83
       8/31/92     11,761            0          11,761         0         11,761        83
       8/31/93     12,087            0          12,087         0         12,087        83
       8/31/94     12,437            0          12,437         0         12,437        83
       8/31/95     12,730            0          12,730         0         12,730        83

       Totals      12,730            0          12,730         0         12,730        83

       Average Annual Total Return for This Illustration:  3.55% (Annual Compounding)

                                                             FROM GUARDIAN TRUST

                                                            PREPARED FOR:  BARBARA


                                               Sales                     Net Asset        Initial
                    Initial      Offering      Charge       Shares         Value         Net Asset
        Date      Investment       Price      Included     Purchased     per Share         Value
        ----      ----------     --------     --------     ---------     ---------       ---------

       6/1/50     $200,000.00    $1.8674       0.00%      107,100.000     $1.8674         $200,000


                               Systematic Withdrawal Plan
                        Dividends and Capital Gains Reinvested
           Monthly Withdrawals of $1,666.67 (10.0% Annually) Beginning  6/30/50

                       ================= AMOUNTS WITHDRAWN ========================
                         From                                                               Annual
                        Income            From            Annual         Cumulative        Cap Gain
          Date         Dividends        Principal         Total             Total         Distrib'n
          ----         ---------        ---------         ------         ----------       ---------
        12/31/50           1,949           9,718           11,667             11,667              0
        12/31/51           8,912          11,088           20,000             31,667          4,011
        12/31/52           7,746          12,254           20,000             51,667          5,294
        12/31/53           7,508          12,492           20,000             71,667          1,195
        12/31/54           6,623          13,377           20,000             91,667          8,092
        12/31/55           7,297          12,703           20,000            111,667         14,484
        12/31/56           8,168          11,832           20,000            131,667         11,270
        12/31/57           8,166          11,834           20,000            151,667          4,022
        12/31/58           8,448          11,552           20,000            171,667          7,844
        12/31/59           7,257          12,743           20,000            191,667         29,528
        12/31/60           8,672          11,328           20,000            211,667          8,561
        12/31/61           7,963          12,037           20,000            231,667         24,917
        12/31/62           8,563          11,437           20,000            251,667          8,454
        12/31/63           9,171          10,829           20,000            271,667         11,764
        12/31/64           9,205          10,795           20,000            291,667         20,942
        12/31/65          10,119           9,881           20,000            311,667         21,979
        12/31/66          10,391           9,609           20,000            331,667         13,153
        12/31/67          10,141           9,859           20,000            351,667         35,963
        12/31/68          11,847           8,153           20,000            371,667         40,279
        12/31/69          14,336           5,664           20,000            391,667         21,098
        12/31/70          16,016           3,984           20,000            411,667          4,760
        12/31/71          16,556           3,444           20,000            431,667         27,974
        12/31/72          16,575           3,425           20,000            451,667         26,866
        12/31/73          17,922           2,078           20,000            471,667         12,600
        12/31/74          23,031          -3,031           20,000            491,667          2,344
        12/31/75          27,310          -7,310           20,000            511.667          4,072
        12/31/76          26,446          -6,446           20,000            531,667         40,400
        12/31/77          27,585          -7,585           20,000            551,667         31,538






                         From                                                               Annual
                        Income            From            Annual         Cumulative        Cap Gain
          Date         Dividends        Principal         Total             Total         Distrib'n
          ----         ---------        ---------         ------         ----------       ---------
        12/31/78          30,570         -10,570           20,000            571,667         46,444
        12/31/79          34,576         -14,576           20,000            591,667         80,676
        12/31/80          41,729         -21,729           20,000            611,667        165,482
        12/31/81          66,294         -46,294           20,000            631,667         70,690
        12/31/82          68,340         -48,340           20,000            651,667         35,556
        12/31/83          66,325         -46,325           20,000            671,667        109,076
        12/31/84          71,652         -51,652           20,000            691,667         56,355
        12/31/85          93,224         -73,224           20,000            711,667        342,188
        12/31/86          96,987         -76,987           20,000            731,667        290,204
        12/31/87         112,025         -92,025           20,000            751,667        313,521
        12/31/88          93,586         -73,586           20,000            771,667        315,070
        12/31/89         104,904         -84,904           20,000            791,667        342,357
        12/31/90         113,366         -93,366           20,000            811,667         53,901
        12/31/91         105,305         -85,305           20,000            831,667        303,786
        12/31/92          91,918         -71,918           20,000            851,667        237,107
        12/31/93          50,982         -30,982           20,000            871,667          6,718
        12/31/94          81,035         -61,035           20,000            891,667              0
        8/31/95           33,973         -20,640           13,333            905,000              0

         Totals        1,700,716        -795,716          905,000            905,000      3,212,534


                        ======= VALUE OF REMAINING SHARES ========
                        Remaining         Capital
                        Original            Gain           Total           Shares
          Date           Shares            Shares          Value            Held
          ----          ---------        ---------         -----           ------
        12/31/50          205,803               0         205,803           101,950
        12/31/51          217,640           4,164         221,804            98,733
        12/31/52          214,635          10,055         224,690            95,798
        12/31/53          189,442          10,673         200,115            90,738
        12/31/54          229,670          22,978         252,648            88,659
        12/31/55          238,303          40,212         278,515            89,362
        12/31/56          228,625          52,308         280,933            89,388
        12/31/57          186,916          49,235         236,151            87,033
        12/31/58          235,536          73,907         309,443            85,637
        12/31/59          226,001         105,441         331,442            90,647
        12/31/60          222,016         118,118         340,134            89,902
        12/31/61          239,690         159,191         398,881            92,910
        12/31/62          197,144         147,404         344,548            92,161
        12/31/63          215,254         181,382         396,636            92,347
        12/31/64          219,173         214,377         433,550            94,492
        12/31/65          225,462         252,809         478,271            96,976
        12/31/66          197,924         245,799         443,723            97,904
        12/31/67          220,178         323,669         543,847           103,273
        12/31/68          216,850         370,879         587,729           109,129
        12/31/69          179,328         336,080         515,408           112,607
        12/31/70          171,975         334,938         506,913           112,917
        12/31/71          181,013         389,433         570,446           118,954
        12/31/72          184,207         430,959         615,166           123,657
        12/31/73          150,890         368,713         519,603           126,534
        12/31/74          124,819         298,471         423,290           128,353
        12/31/75          173,644         400,266         573,910           131,169
        12/31/76          221,270         537,271         758,541           140,602
        12/31/77          208,687         520,363         729,050           148,613
        12/31/78          214,664         556,158         770,822           160,613
        12/31/79          274,553         756,693       1,031,246           178,254
        12/31/80          317,570         980,308       1,297,878           207,777
        12/31/81          314,589         901,452       1,216,041           230,021
        12/31/82          425,892       1,110,224       1,536,116           243,658
        12/31/83          530,917       1,372,115       1,903,032           266,216
        12/31/84          585,533       1,434,323       2,019,856           281,382
        12/31/85          673,563       1,829,577       2,503,140           341,077
        12/31/86          726,309       2,055,106       2,781,415           390,624
        12/31/87          694,140       2,041,976       2,736,116           454,604
        12/31/88          858,447       2,623,825       3,482,272           510,892
        12/31/89        1,015,474       3,194,664       4,210,138           568,321
        12/31/90        1,019,797       2,971,539       3,991,336           589,942
        12/31/91        1,352,732       3,986,428       5,339,160           636,775
        12/31/92        1,600,592       4,731,383       6,331,975           669,848
        12/31/93        1,834,180       5,332,300       7,166,480           673,541
        12/31/94        1,902,833       5,352,346       7,255,179           679,324
        8/31/95         2,486,742       6,930,987       9,417,729           680,964






                        Remaining         Capital
                        Original            Gain           Total           Shares
          Date           Shares            Shares          Value            Held
          ----          ---------        ---------         -----           ------
        12/31/50          205,803               0         205,803           101,950

         Totals         2,486,742       6,930,987       9,417,729           680,964

       Average Annual Return for This Illustration:  12.98% (Annual Compounding)

              Average Annual Total Returns      1-Year   5-Year    10-Year
                 at Net Asset Value             ------   ------    -------
              for Periods Ending  6/30/95:      24.88%   16.17%    14.92%

                                                             FROM GUARDIAN TRUST

                                                            PREPARED FOR:  BARBARA

                                                 Sales                      Net Asset        Initial
                     Initial     Offering        Charge         Shares        Value         Net Asset
         Date       Investment     Price        Included      Purchased     per Share         Value
         -----     -----------   --------      ---------      ----------    ---------       ---------

        6/1/50      $10,000.00    $1.8674        0.00%        5,355.000      $1.8674         $10,000

                           Dividends and Capital Gains Reinvested

                    =============== C O S T  O F  S H A R E S ================
                                    Annual         Cumulative        Total          Annual
                   Cumulative       Income           Income        Investment      Cap Gain
         Date      Investment      Dividends       Dividends         Cost          Distrib'n
         ----      ----------      ---------       ----------      ---------      -----------
       8/31/50       10,000               0                0         10,000              0
       8/31/51       10,000             406              406         10,406              0
       8/31/52       10,000             511              917         10,917            228
       8/31/53       10,000             488            1,404         11,404            330
       8/31/54       10,000             512            1,916         11,916             82
       8/31/55       10,000             506            2,421         12,421            609
       8/31/56       10,000             611            3,033         13,033          1,177
       8/31/57       10,000             729            3,761         13,761            984
       8/31/58       10,000             867            4,629         14,629            378
       8/31/59       10,000             869            5,498         15,498            797
       8/31/60       10,000             842            6,340         16,340          3,194
       8/31/61       10,000           1,013            7,352         17,352            985
       8/31/62       10,000           1,012            8,364         18,364          3,028
       8/31/63       10,000           1,117            9,481         19,481          1,086
       8/31/64       10,000           1,268           10,750         20,750          1,597
       8/31/65       10,000           1,353           12,102         22,102          2,983
       8/31/66       10,000           1,553           13,656         23,656          3,275
       8/31/67       10,000           1,649           15,305         25,305          2,046
       8/31/68       10,000           1,724           17,029         27,029          5,829
       8/31/69       10,000           2,081           19,110         29,110          6,776
       8/31/70       10,000           2,566           21,676         31,676          3,678
       8/31/71       10,000           3,298           24,974         34,974            866
       8/31/72       10,000           3,258           28,232         38,232          5,285
       8/31/73       10,000           3,355           31,587         41,587          5,256
       8/31/74       10,000           3,872           35,458         45,458          2,555
       8/31/75       10,000           5,577           41,036         51,036            495
       8/31/76       10,000           6,125           47,161         57,161            895
       8/31/77       10,000           6,287           53,448         63,448          9,159
       8/31/78       10,000           6,693           60,142         70,142          7,349
       8/31/79       10,000           7,695           67,837         77,837         11,115
       8/31/80       10,000           9,009           76,845         86,845         19,773






                                    Annual         Cumulative        Total          Annual
                   Cumulative       Income           Income        Investment      Cap Gain
         Date      Investment      Dividends       Dividends         Cost          Distrib'n
         ----      ----------      ---------       ----------      ---------      -----------
       8/31/81       10,000          11,305           88,150         98,150         41,343
       8/31/82       10,000          17,522          105,672        115,672         17,945
       8/31/83       10,000          18,076          123,748        133,748          9,177
       8/31/84       10,000          20,004          143,752        153,752         28,486
       8/31/85       10,000          19,528          163,281        173,281         14,879
       8/31/86       10,000          27,134          190,415        200,415         91,183
       8/31/87       10,000          27,958          218,373        228,373         77,910
       8/31/88       10,000          26,953          245,325        255,325         84,700
       8/31/89       10,000          26,927          272,252        282,252         85,664
       8/31/90       10,000          30,193          302,445        312,445         93,568
       8/31/91       10,000          31,735          334,181        344,181         14,818
       8/31/92       10,000          24,360          358,541        368,541         83,874
       8/31/93       10,000          25,329          383,870        393,870         65,697
       8/31/94       10,000          13,106          396,976        406,976          1,867
       8/31/95       10,000          22,667          419,643        429,643              0

       Totals                       419,643                                        812,922


                    ===================== VALUE OF SHARES ==========================
                                     From                        From
                      From        Cap Gains        Sub-       Dividends        Total        Shares
         Date      Investment     Reinvested       Total      Reinvested       Value         Held
         ----      ----------     ----------       -----      ----------       -----        ------
       8/31/50       10,070              0         10,070           0         10,070         5,355
       8/31/51       11,960              0         11,960         436         12,396         5,550
       8/31/52       12,279            242         12,521         978         13,499         5,887
       8/31/53       11,451            549         12,000       1,384         13,384         6,259
       8/31/54       13,450            740         14,190       2,182         16,372         6,518
       8/31/55       17,130          1,719         18,849       3,341         22,190         6,937
       8/31/56       17,380          3,019         20,399       4,024         24,423         7,525
       8/31/57       16,320          3,830         20,150       4,500         24,650         8,088
       8/31/58       16,960          4,427         21,387       5,636         27,023         8,532
       8/31/59       21,271          6,483         27,754       8,004         35,758         9,002
       8/31/60       20,160          9,559         29,719       8,470         38,189        10,144
       8/31/61       23,360         12,273         35,633      10,902         46,535        10,668
       8/31/62       19,769         13,016         32,785      10,163         42,948        11,633
       8/31/63       23,170         16,559         39,729      13,134         52,863        12,218
       8/31/64       24,960         19,612         44,572      15,480         60,052        12,884
       8/31/65       25,860         23,410         49,270      17,411         66,681        13,808
       8/31/66       23,260         23,993         47,253      17,072         64,325        14,809
       8/31/67       29,449         32,922         62,371      23,464         85,835        15,608
       8/31/68       28,760         38,443         67,203      24,725         91,928        17,117
       8/31/69       25,960         40,738         66,698      24,245         90,943        18,760
       8/31/70       21,620         37,139         58,759      22,637         81,396        20,161
       8/31/71       26,400         46,409         72,809      31,308        104,117        21,119
       8/31/72       26,850         53,451         80,301      35,383        115,684        23,072
       8/31/73       22,880         50,080         72,960      33,326        106,286        24,876
       8/31/74       17,809         41,114         58,923      29,267         88,190        26,517
       8/31/75       22,720         53,090         75,810      43,788        119,598        28,189
       8/31/76       28,039         66,646         94,685      60,968        155,653        29,726
       8/31/77       27,441         74,636        102,077      65,961        168,038        32,793
       8/31/78       30,261         90,846        121,107      80,290        201,397        35,640
       8/31/79       32,421        111,545        143,966      95,231        239,197        39,509
       8/31/80       34,021        140,270        174,291     109,849        284,140        44,726
       8/31/81       30,591        163,434        194,025     109,262        303,287        53,092
       8/31/82       28,740        172,049        200,789     190,863        321,652        59,932
       8/31/83       39,531        247,290        286,821     186,311        473,132        64,094
       8/31/84       38,119        267,922        306,041     200,382        506,423        71,141
       8/31/85       43,360        321,569        364,929     248,996        613,925        75,820
       8/31/86       45,770        452,146        497,916     294,520        792,436        92,713
       8/31/87       50,319        596,296        646,615     357,180      1,003,795       106,823
       8/31/88       38,510        554,756        593,266     303,185        896,451       124,656
       8/31/89       45,669        763,809        809,478     390,876      1,200,354       140,747
       8/31/90       35,710        681,487        717,319     333,090      1,050,409       157,517
       8/31/91       44,701        871,487        916,188     454,426      1,370,614       164,198
       8/31/92       47,200      1,008,398      1,055,598     505,323      1,560,921       177,092
       8/31/93       54,996      1,246,328      1,301,324     616,108      1,917,432       186,702
       8/31/94       60,350      1,369,662      1,430,012     690,165      2,120,177       188,126
       8/31/95       74,060      1,680,783      1,754,843     874,469      2,629,312       190,117






                                     From                        From
                      From        Cap Gains        Sub-       Dividends        Total        Shares
         Date      Investment     Reinvested       Total      Reinvested       Value         Held
         ----      ----------     ----------       -----      ----------       -----        ------

       Totals        74,060      1,680,783      1,754,843     874,469      2,629,312       190,117

       Average Annual Total Return for This Illustration:  13.10% (Annual Compounding)


              Average Annual Total Returns      1-Year   5-Year    10-Year
                   at Net Asset Value           ------   ------    -------
              for Periods Ending 6/30/95:       24.88%   16.17%     14.92%

                                                                      Appendix C

                                THE ART OF INVESTMENT:
                          A CONVERSATION WITH ROY NEUBERGER

     The Art of Investing:
     A Conversation with Roy Neuberger

                                                "I  firmly believe  that
                                                if  you want  to  manage
                                                your   own  money,   you
                                                must  be  a  student  of
                                                the market.  If you  are
                                                unwilling  or unable  to
                                                do  that,  find  someone
                                                else   to   manage  your
                                                money for you."


                                                NEUBERGER & BERMAN

             [THIS PAGE IS BLANK - IT IS AN INSIDE PAGE OF THIS BROCHURE]

     [PICTURE OF ROY NEUBERGER]



                               During  my more  than sixty-five
                      years  of buying  and selling securities,
                      I've been asked many  questions about  my
                      approach  to  investing.   On  the  pages
                      that  follow   are   a  variety   of   my
                      thoughts,     ideas     and    investment
                      principles  which  have  served  me  well
                      over  the  years.    If  you  gain useful
                      knowledge in the pursuit of profit as well as enjoyment from these comments, I shall be more than content.



                                       \s\ Roy R. Neuberger



                                      YOU'VE BEEN ABLE TO CONDENSE SOME OF THE
                                      CHARACTERISTICS OF SUCCESSFUL INVESTING INTO
                                      FIVE "RULES."  WHAT ARE THEY?

                                      Rule #1: Be flexible.  My philosophy has
                                      necessarily changed from time to time because
                                      of events and because of mistakes.  My views
                                      change as economic, political, and
                                      technological changes occur both on and
                                      sometimes off our planet.  It is imperative
                                      that you be willing to change your thoughts to
                                      meet new conditions.


                                      Rule #2: Take your temperament into account.
                                      Recognize whether you are by nature very speculative or just the opposite - fearful, timid of taking risks. But in any event --

       Diversify your investments,    Rule #3: Be broad-gauged. Diversify your
       make sure that some of your    investments, make sure that some of your
       principal is kept safe, and    principal is kept safe, and try to increase
       try to increase your income    your income as well as your capital.
       as well as your capital.


                                                [PICTURE OF ROY NEUBERGER]






                                      Rule #4: Always remember there are many ways to
                                      skin a cat! Ben Graham and David Dodd did it by
                                      understanding basic values.  Warren Buffet
                                      invested his portfolio in a handful of long-
                                      term holdings, while staying involved with the
                                      companies' managements.  Peter Lynch chose to
                                      understand, first-hand, the products of many
                                      hundreds of the companies he invested in.
                                      George Soros showed his genius as a hedge fund
                                      investor who could decipher world currency
                                      trends.  Each has been successful in his own
                                      way. But to be successful, remember to



                                        - 2 -

                                      Rule #5: Be skeptical. To repeat a few well-worn useful phrases:

                                              A. Dig for yourself.
                                              B. Be from Missouri.
                                              C. If it sounds too good to be true,
                                              it probably is.


                                      IN YOUR 65 YEARS OF INVESTING ARE THERE ANY
                                      GENERAL PATTERNS YOU'VE OBSERVED AS TO HOW THE
                                      MARKET BEHAVES?

                                      Every decade that I've been involved with Wall
                                      Street has a nuance of its own, an economic and
                                      social climate that influences investors.  But
                                      generally, bull markets tend to be longer than
                                      bear markets, and stock prices tend to go up
                                      more slowly and erratically than they go down.
                                      Bear markets tend to be shorter and of greater
                                      intensity.  The market rarely rises or declines
                                      concurrently with business cycles longer than
                                      six months.

                                      AS A LEGENDARY "VALUE INVESTOR," HOW DO YOU
                                      DEFINE VALUE INVESTING?

                                      Value investing means finding the best values -
                                      - either absolute or relative.  Absolute means
                                      a stock has a low market price relative to its
                                      own fundamentals.  Relative value means the
                                      price is attractive relative to the market as a
                                      whole.

                                      COULD YOU DESCRIBE A STOCK WITH "GOOD VALUE"?


                                      A classic example is a company that has a low
                                      price to earnings ratio, a low price to book
                                      ratio, free cash flow, a strong balance sheet,
                                      undervalued corporate assets, unrecognized
                                      earnings turnaround and is selling at a
                                      discount to private market value.

                                      These characteristics usually lead to companies
                                      that are under-researched and have a high
                                      degree of inside ownership and entrepreneurial
                                      management.

                                      One of my colleagues at Neuberger & Berman says
                                      he finds his value stocks either "under a
                                      cloud" or "under a rock."  "Under a cloud"
                                      stocks are those Wall Street in general doesn't
                                      like, because an entire industry is out of
                                      favor and even the good stocks are being
                                      dropped.  "Under a rock" stocks are those Wall
                                      Street is ignoring, so you have to uncover them
                                      on your own.

                                      ARE THERE OTHER KEY CRITERIA YOU USE TO JUDGE
                                      STOCKS?


                                      I'm more interested in longer-term trends in
                                      earnings than short-term trends.  Earnings
                                      gains should be the product of long-term
                                      strategies, superior management, taking
                                      advantage of business opportunities and so on.
                                      If these factors are in their proper place,
                                      short-term earnings should not be of major
                                      concern.  Dividends are an important extra
                                      because, if they're stable, they help support
                                      the price of the stock.

                                      WHAT ABOUT SELLING STOCKS?

                                      Most individual investors should invest for the
                                      long term but not mindlessly.  A sell
                                      discipline, often neglected by investors, is
                                      vitally important.

       "One should fall in love       One should fall in love with ideas, with
       with ideas, with people or     people, or with idealism.  But in my book, the
       with idealism.  But in my      last thing to fall in love with is a particular
       book, the last thing to        security. It is after all just a sheet of paper
       fall in love with is a         indicating a part ownership in a corporation
       particular security."          and its use is purely mercenary.  If you must
                                      love a security, stay in love with it until it
                                      gets overvalued; then let somebody else fall in
                                      love.



                                                [PICTURE OF ROY NEUBERGER]

                                      ANY OTHER ADVICE FOR INVESTORS?

                                      I firmly believe that if you want to manage
                                      your own money, you must be a student of the
                                      market.  If you're unwilling or unable to do
                                      that, find someone else to manage your money
                                      for you.  Two options are a well-managed no-
                                      load mutual fund or, if you have enough assets
                                      for separate account management, a money
                                      manager you trust with a good record.


                                      HOW WOULD YOU DESCRIBE YOUR PERSONAL INVESTING
                                      STYLE?

                                      Every stock I buy is bought to be sold.  The
                                      market is a daily event, and I continually
                                      review my holdings looking for selling
                                      opportunities.  I take a profit occasionally on
                                      something that has gone up in price over what
                                      was expected and simultaneously take losses
                                      whenever misjudgment seems evident. This
                                      creates a reservoir of buying power that can be
                                      used to make fresh judgments on what are the
                                      best values in the market at that time. My
                                      active investing style has worked well for me
                                      over the years, but for most investors I
                                      recommend a longer-term approach.

                                      I tend not to worry very must about the day to
                                      day swings of the market, which are very hard
                                      to comprehend.  Instead, I try to be rather
                                      clever in diagnosing values and trying to win
                                      70 to 80 percent of the time.

                                      YOU BEGAN INVESTING IN 1929.  WHAT WAS YOUR
                                      EXPERIENCE WITH THE "GREAT CRASH"?

                                      The only money I managed in the Panic of 1929
                                      was my own.  My portfolio was down about 12
                                      percent, and I had an uneasy feeling about the
                                      market and conditions in general.  Those were
                                      the days of 10 percent margin.  I studied the
                                      lists carefully for a stock that was overvalued
                                      in my opinion and which I could sell short as a
                                      hedge. I came across RCA at about $100 per
                                      share.  It had recently split 5 for 1 and
                                      appeared overvalued.  There were no dividends,
                                      little income, a low net worth and a weak
                                      financial position.  I sold RCA short in the
                                      amount equal to the dollar value of my long
                                      portfolio.  It proved to be a timely and
                                      profitable move.

                                      HOW DID THE CRASH OF 1929 AFFECT YOUR INVESTING
                                      STYLE?


                                      I am prematurely bearish when the market goes
                                      up for a long time and everybody is happy
                                      because they are richer.  I am very bullish
                                      when the market has gone down perceptibly and I
                                      feel it has discounted any troubles we are
                                      going to have.

                                      HOW IMPORTANT ARE PSYCHOLOGICAL FACTORS TO
                                      MARKET BEHAVIOR?

                                      There are many factors in addition to economic
                                      statistics or security analysis in a buy or
                                      sell decision.  I believe psychology plays an
                                      important role in the Market.  Some people
                                      follow the crowd in hopes they'll be swept
                                      along in the right direction, but if the crowd
                                      is late in acting, this can be a bad move.

                                      I like to be contrary.  When things look bad, I
                                      become optimistic. When everything looks rosy,
                                      and the crowd is optimistic, I like to be a
                                      seller.  Sometimes I'm too early, but I
                                      generally profit.

                                      AS A RENOWNED ART COLLECTOR, DO YOU FIND
                                      SIMILARITIES BETWEEN SELECTING STOCKS AND
                                      SELECTING WORKS OF ART?

                                      Both are an art, although picking stocks is a
                                      minor art compared with painting, sculpture or
       "When things look bad, I       literature.  I started buying art in the 30s,
       become optimistic.  When       and in the 40s it was a daily, almost hourly
       everything looks rosy, and     occurrence.  My inclination to buy the works of
       the crowd is optimistic, I     living artists comes from Van Gogh, who sold
       like to be a seller."          only one painting during his lifetime.  He died
                                      in poverty, only then to become a legend and
                                      have his work sold for millions of dollars.




                                                [PICTURE OF ROY NEUBERGER]


                                      There are more variables to consider now in
                                      both buying art and picking stocks.  In the
                                      modern stock markets, the heavy use of futures
                                      and options has changed the nature of the
                                      investment world.  In past times, the stock
                                      market was much less complicated, as was the
                                      art world.

                                      Artists rose and fell on their own merits
                                      without a lot of publicity and attention.  As
                                      more and more dealers are involved with
                                      artists, the price of their work becomes
                                      inflated.  So I almost always buy works of
                                      unknown, relatively undiscovered artists,
                                      which, I suppose is similar to value investing.

                                      But the big difference in my view of art and stocks is that I buy a stock to sell it and make money. I never bought paintings or sculptures for investment in my life. The objective is to enjoy their beauty.

                                      WHAT DO YOU CONSIDER THE BUSINESS MILESTONES IN
                                      YOUR LIFE?

                                      Being a founder of Neuberger & Berman and
                                      creating one of the first no-load mutual funds.
                                      I started on Wall Street in 1929, and during
                                      the depression I managed my own money and that
                                      of my clientele.  We all prospered, but I
                                      wanted to have my own firm.  In 1939 I became a
                                      founder of Neuberger & Berman, and for about 10
                                      years we managed money for individuals with
                                      substantial financial assets.  But I also
                                      wanted to offer the smaller investor the
                                      benefits of professional money management, so
                                      in 1950 I created the Guardian Mutual Fund (now
                                      known as the Neuberger & Berman Guardian Fund).
                                      The Fund was kind of an innovation in its time
                                      because it didn't charge a sales commission.  I
                                      thought the public was being overcharged for
                                      mutual funds, so I wanted to create a fund that
                                      would be offered directly to the public without
                                      a sales charge.  Now of course the "no-load"
                                      fund business is a huge industry.  I managed
                                      the Fund myself for over 28 years.


                                                [PICTURE OF ROY NEUBERGER]


                                      YOU'RE IN YOUR NINETIES AND STILL YOU GO INTO
                                      THE OFFICE EVERY DAY TO MANAGE YOUR
                                      INVESTMENTS.  WHY?

                                      I like the fun of being nimble in the stock market, and I'm addicted to the market's fascinations.

                                      WHAT CLOSING WORDS OF ADVICE DO YOU HAVE ABOUT
                                      INVESTING?

                                      Realize that there are opportunities at all
                                      times for the adventuresome investor.  And stay
                                      in good physical condition.  It's a strange
                                      thing.  You do not dissipate your energies by
                                      using them.  Exercise your body and your brain
                                      every day, and you'll do better in investments
                                      and in life.

                                      ROY NEUBERGER:  A BRIEF BIOGRAPHY

                                      Roy Neuberger is a founder of the investment
                                      management firm Neuberger & Berman, and a
                                      renowned value investor.  He is also a
                                      recognized collector of contemporary American
                                      art, much of which he has given away to museums
                                      and colleges across the country.

                                              During the 1920s, Roy studied art in
                                      Paris.  When he realized he didn't possess the
                                      talent to become an artist, he decided to
                                      collect art, and to support this passion, Roy
                                      turned to investing -- a pursuit for which his
                                      talents have proven more than adequate.


                                      A TALENT FOR INVESTING

                                              Roy began his investment career by
                                      joining a brokerage firm in 1929, seven months
                                      before the "Great Crash."  Just weeks before
                                      "Black Monday," he shorted the stock of RCA,
                                      thinking it was overvalued.  He profited from
                                      the falling market and gained a reputation for
                                      market prescience and stock selection that has
                                      lasted his entire career.

                                      NEUBERGER & BERMAN'S FOUNDING

                                              Roy's investing acumen attracted many
                                      people who wished to have him manage their
                                      money.  In 1939, at the age of 36, after
                                      purchasing a seat on the New York Stock
                                      Exchange, Roy founded Neuberger & Berman to
                                      provide money management services to people who
                                      lacked the time, interest or expertise to
                                      manage their own assets.

                                      NEUBERGER & BERMAN -- OVER FIVE DECADES OF
                                      GROWTH

                                              Neuberger & Berman has grown through
                                      the years and now manages approximately $30
                                      billion of equity and fixed income assets, both
                                      domestic and international, for individuals,
                                      institutions, and its family of no-load mutual
                                      funds.  Today, as when the firm was founded,
                                      Neuberger & Berman follows a value approach to
                                      investing, designed to enable clients to
                                      advance in good markets and minimize losses
                                      when conditions are less favorable.















                                              For more complete information about
                                              the Neuberger & Berman Guardian Fund,
                                              including fees and expenses, call
                                              Neuberger & Berman Management at 800-
                                              877-9700 for a free prospectus.
                                              Please read it carefully, before you
                                              invest or send money.

                                                       Neuberger & Berman Management
                                                       Inc.[SERVICE MARK]

                                                               605 Third Avenue, 2nd
                                                               Floor
                                                               New York, NY  10158-
                                                               0006
                                                               Shareholder Services
                                                               (800) 877-9700

                                                               [COPYRIGHT
                                                               SYMBOL]1995 Neuberger
                                                               & Berman

                                                PRINTED ON RECYCLED PAPER
                                                    WITH SOY BASED INKS

                                  Table of Contents
                                  -----------------

              INVESTMENT INFORMATION . . . . . . . . . . . . . . . . . . .     1
                      Investment Policies and Limitations  . . . . . . . .     1
                      Kent C. Simons  and Lawrence Marx III,  Portfolio
                      Managers of the Portfolio  . . . . . . . . . . . . .     5
                      Additional Investment Information  . . . . . . . . .     6

              PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . .    16
                      Total Return Computations  . . . . . . . . . . . . .    16
                      Comparative Information  . . . . . . . . . . . . . .    17
                      Other Performance Information  . . . . . . . . . . .    18

              CERTAIN RISK CONSIDERATIONS  . . . . . . . . . . . . . . . .    19

              TRUSTEES AND OFFICERS  . . . . . . . . . . . . . . . . . . .    19

              INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES  . . . . .    26
                      Investment Manager and Administrator . . . . . . . .    26
                      Sub-Adviser  . . . . . . . . . . . . . . . . . . . .    29
                      Investment Companies Managed . . . . . . . . . . . .    29
                      Management and Control of N&B Management . . . . . .    33

              DISTRIBUTION ARRANGEMENTS  . . . . . . . . . . . . . . . . .    34

              ADDITIONAL REDEMPTION INFORMATION  . . . . . . . . . . . . .    34

              DIVIDENDS AND OTHER DISTRIBUTIONS  . . . . . . . . . . . . .    35

              ADDITIONAL TAX INFORMATION . . . . . . . . . . . . . . . . .    36
                      Taxation of the Fund . . . . . . . . . . . . . . . .    36
                      Taxation of the Portfolio  . . . . . . . . . . . . .    37
                      Taxation of the Fund's Shareholders  . . . . . . . .    39

              PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . .    39
                      Portfolio Turnover . . . . . . . . . . . . . . . . .    43

              REPORTS TO SHAREHOLDERS  . . . . . . . . . . . . . . . . . .    44

              CUSTODIAN AND TRANSFER AGENT . . . . . . . . . . . . . . . .    44

              INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . .    44

              LEGAL COUNSEL  . . . . . . . . . . . . . . . . . . . . . . .    44

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES  . . . .    44

              REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . .    45

              FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . .    46

                                                                            Page


              Appendix A . . . . . . . . . . . . . . . . . . . . . . . . .    47
                      RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER  . .    47

              Appendix B . . . . . . . . . . . . . . . . . . . . . . . . .    50
                      PERFORMANCE DATA . . . . . . . . . . . . . . . . . .    50

              Appendix C . . . . . . . . . . . . . . . . . . . . . . . . .    51
                      THE ART  OF INVESTMENT:  A  CONVERSATION WITH ROY
                      NEUBERGER  . . . . . . . . . . . . . . . . . . . . .    51

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